UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2011 (July 21, 2011)

CHINA-BIOTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-110733	98-0393071
(Commission File Number)	(IRS Employer Identification No.)
No. 26 Orient Global Headquarter Lane 118, Yonghe Road Zhabei District, Shanghai 200072 People’s Republic of China
(Address of Principal Executive Offices)	(Zip Code)

(86 21) 3639 1922
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 21, 2011 (the “Effective Date”), the common stock of China-Biotics, Inc. (the “Company”) was formally delisted from the Nasdaq Global Stock Market.  The Effective Date marks the tenth day following the Company’s filing with the Securities and Exchange Commission of its Notification of Removal from Listing on Form 25, which was filed on July 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China-Biotics, Inc.

Date: July 25, 2011	By:	/s/ Song Jinan
Song Jinan Chief Executive Officer, President, Treasurer and Secretary